SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 12, 2015

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200

Virginia Beach, VA 23452

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 12, 2015, Wheeler Real Estate Investment Trust, Inc. (the “Company”), together with Wheeler REIT, L.P., its operating partnership entered into a Placement Agency Agreement (the “PAA”) with Compass Point Research & Trading, LLC (“Compass Point”), as representative of the several placement agents named therein (the “Placement Agent”). Pursuant to the terms of the PAA, the Company agreed to sell, to certain accredited investors through the Placement Agent, subject to and on conditions set forth therein, an aggregate of 90,000 shares of Series C Preferred Stock. Each share shall be sold to the investors at a price of $1,000 per share. Subject to certain closing conditions, the Company expects to issue the 90,000 shares of Series C Preferred Stock on March 19, 2015, and the Company expects to receive, before expenses, proceeds in the amount of approximately $84,600,000.

The PAA contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, and the Placement Agents, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination of the provisions. A Copy of the PAA is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On March 17, 2015, the Company, filed with the State Department of Assessments and Taxation of Maryland (the “SDAT”) Articles Supplementary, which Articles Supplementary are attached as an exhibit to this Form 8-K and which classified and designated 100,000 authorized but unissued shared of the Company’s preferred stock as shares of Series C Mandatorily Convertible Cumulative Perpetual Preferred Stock, no par value. A Copy of the Articles Supplementary is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing descriptions of the PAA and the Articles Supplementary do not purport to be complete and are qualified in their entirety by the full texts of Exhibits 1.1 and 3.1 hereto, respectively.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

1.1	Placement Agency Agreement by Compass Point Research & Trading, LLC, the Company and the OP.

3.1	Articles Supplementary designating Series C Mandatorily Convertible Cumulative Perpetual Preferred Stock.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer

Dated: March 18, 2015

EXHIBIT INDEX

Number	Description of Exhibit

1.1	Placement Agency Agreement by Compass Point Research & Trading, LLC, the Company and the OP.

3.1	Articles Supplementary designating Series C Mandatorily Convertible Cumulative Perpetual Preferred Stock.